Exhibit 99.2

Veeco (Nasdaq: VECO) May 7, 2020 Q1 2020 Financial Results Conference Call

Q1 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Safe Harbor 2 To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made, including as a result of the COVID-19 pandemic. These items are discussed in the Business Description, Management's Discussion and Analysis and Risk Factors sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

CEO Overview William J. Miller, Ph.D.

Q1 2020 Financial Results Conference Call | All Rights Reserved. ©2020 4 COVID-19 Priorities Health & Safety ▪ Robust communication protocols in place to monitor situation ▪ Employee temperature screening ▪ Veeco COVID-19 Pledge o Social distancing o Personal Protective Equipment o Working from home where possible ▪ Travel restrictions ▪ Factory shift separation ▪ Additional disinfecting Business Resiliency ▪ “Essential Status” – all facilities are operational ▪ Maintaining customer service levels and providing remote support where possible ▪ Proactively identifying supply gaps and alternate sourcing where required ▪ Virtual factory acceptances ▪ Maintaining flexibility ▪ Monitoring government actions Well Positioned ▪ Sufficient liquidity ▪ Recent expense reductions ▪ Healthy Backlog ▪ Veeco team is experienced managing through cycles We are confident we will successfully manage through COVID-19

Q1 2020 Financial Results Conference Call | All Rights Reserved. ©2020 • Top Line driven by strength in Data Storage • 3rd consecutive quarter of Non-GAAP profitability driven by strong gross margin and improved OpEx • $242M in cash and short term investments •“Essential” status allowed for only minimal disruption during shelter-in-place orders • Safety & business continuity measures in place in service, supply chain and manufacturing operations Maintained profitable operations despite COVID-19 disruptions 5 Q1 2020 Highlights Revenue Non-GAAP Operating Income Non-GAAP EPS $105M $13M 22¢ A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q1 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Veeco applies unique know-how to solve unmet needs with the right technology for commercial scaling 6 Markets and Technologies High Performance Computing • Laser Annealing • Ion Beam AI / High Performance Computing • AP Lithography Photonics / 5G • MOCVD • Wet Etch & Clean Cloud / Data Storage • Ion Beam Megatrend Technology * Compound Semiconductor includes LED, Lighting & Display RF – Radio Frequency AI – Artificial Intelligence 5G – Fifth Generation Wireless MOCVD – Metal Organic Chemical Vapor Deposition AP – Advanced Packaging

Q1 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Phase 1: Returning to Profitability • Shift MOCVD market focus from commodity LED to higher value Compound Semiconductor • Execute general infrastructure reductions • Rationalize product line investments Phase 1: executed 7 Transformation - Update Phase 2: Driving Growth • Front-End Semi with Laser Annealing • Advanced Packaging with Lithography • Data Storage with Ion Beam • Front-End Semiconductor • Compound Semiconductor Grow in current markets Penetrate with new applications Phase 2: early stages LED – Light Emitting Diode

Q1 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Focus product lines Extend core technologies Strengthen leverage & profitability Resilient essential business • Optimize R&D spending • Strengthen foundational businesses • Employees • Service • Supply Chain • Manufacturing • Front End Semi • Photonics & RF (5G) • Reduce operating expenses • Deliver strong gross margin Near term emphasis on business resiliency while we continue advancing our strategy 8 Strategy is Still Intact 2020 Priorities

CFO Financial Review John P. Kiernan

Q1 2020 Financial Results Conference Call | All Rights Reserved. ©2020 10 Q1 2020 Revenue by Market & Region 30% 15% 8% 47% Revenue by Market Revenue by Region Scientific & Industrial Front-End Semiconductor LED Lighting, Display & Compound Semiconductor Advanced Packaging, MEMS & RF Filters 37% 38% 10% 15% EMEA China United States ROW $105M

Q1 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Operating Results 11 $ millions (except per share amounts) GAAP Non-GAAP Q4 19 Q1 20 Q4 19 Q1 20 Revenue $113.2 $104.5 $113.2 $104.5 Gross Profit 45.0 46.4 45.5 47.0 Gross Margin 39.7% 44.4% 40.2% 44.9% Operating Expenses 51.8 41.9 38.0 34.2 Operating Income / (Loss) (6.9) 4.6 7.4 12.7 Net Income / (Loss) (32.9) (0.6) 5.4 10.9 Diluted Earnings/(Loss) Per Share $(0.69) $(0.01) $0.11 $0.22 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q1 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Balance Sheet and Cash Flow Highlights 12 $ millions Q4 19 Q1 20 Cash & Short-Term Investments 245 242 Accounts Receivable 46 84 Inventories 133 130 Accounts Payable 21 36 Long-Term Debt 300 303 Cash Flow from Operations 16 (2) DSO (days) 36 73 DOI 177 204 DPO 28 57 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Outlook

Q&A

Reconciliation Tables

Q1 2020 Financial Results Conference Call | All Rights Reserved. ©2020 Note on Reconciliation Tables 16 These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Q1 2020 Financial Results Conference Call | All Rights Reserved. ©2020 17 Supplemental Information—GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. US$ millions Q4 19 Q1 20 Net Sales $113.2 $104.5 GAAP Gross Profit 45.0 46.4 GAAP Gross Margin 39.7% 44.4% Add: Share-Based Comp 0.5 0.5 Non-GAAP Gross Profit $45.5 $47.0 Non-GAAP Gross Margin 40.2% 44.9% US$ millions Q4 19 Q1 20 GAAP Net Income (Loss) $(32.9) $(0.6) Add: Share-Based Comp 3.7 3.6 Add: Amortization 4.3 3.8 Add: Restructuring 2.1 0.6 Add: Asset Impairment 4.0 - Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 0.1 Add: Interest Expense 4.7 4.9 Add: Impairment of equity investment 21.0 - Add: Tax expense (benefit) 0.4 0.3 Non-GAAP Operating Income (Loss) $7.4 $12.7 US$ millions, except per share amounts Q4 19 Q1 20 GAAP Basic EPS (0.69) (0.01) GAAP Diluted EPS (0.69) (0.01) GAAP Net Income (Loss) (32.9) (0.6) Add: Share-Based Comp 3.7 3.6 Add: Amortization 4.3 3.8 Add: Restructuring 2.1 0.6 Add: Asset Impairment 4.0 - Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 0.1 Add: Non-Cash Interest Expense 3.3 3.3 Add: Impairment of equity investment 21.0 - Add: Tax Adjustment from GAAP to Non-GAAP (0.2) (0.1) Non-GAAP Net Income (Loss) 5.4 10.9 Non-GAAP Basic EPS 0.11 0.23 Non-GAAP Diluted EPS 0.11 0.22

Q1 2020 Financial Results Conference Call | All Rights Reserved. ©2020 18 Q1 2020 Actual: GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $104.5 $104.5 Gross Profit 46.4 0.5 47.0 Gross Margin 44.4% 44.9% Operating Expenses 41.9 (3.1) (3.8) (0.7) 34.2 Operating Income (Loss) 4.6 3.6 3.8 0.7 12.7 Net Income (Loss) $(0.6) 3.6 3.8 3.9 $10.9 Income (Loss) Per Common Share: Basic $(0.01) $0.23 Diluted (0.01) 0.22 Weighted Average Number of Shares: Basic 47.8 47.8 Diluted 47.8 48.4 Other Non-GAAP Adjustments Restructuring 0.6 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.1 Subtotal 0.7 Non-Cash Interest Expense 3.3 Non-GAAP Tax Adjustment (0.1) Total Other 3.9 Amounts may not calculate precisely due to rounding.

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